Exhibit 99.1

Exhibit A                                              OMB Number: 3235-0569
(Corrected)                                            Expires: January 31, 2003


               Statement Under Oath of Principal Executive Officer
                        and Principal Financial Officer
       Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Harris H. Simmons, state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of Zions Bancorporation, and, except as corrected or supplemented in a subsequent covered report:

         o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with Audit Committee of the Board of Directors of Zions Bancorporation;

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         o Annual Report on Form 10-K of Zions Bancorporation filed March 26, 2002; Paper filing of Annual Report to Security Holders of Zions Bancorporation filed March 25, 2002;

         o Definitive Proxy Statement on Schedule 14A of Zions Bancorporation filed March 22, 2002;

         o        Form 8-K of Zions Bancorporation filed April 23, 2002;

         o Quarterly Report on Form 10-Q of Zions Bancorporation filed May 15, 2002.

         o        Form 8-K of Zions Bancorporation filed August 6, 2002;

         o Quarterly Report on Form 10-Q of Zions Bancorporation filed August 13, 2002.



/s/Harris H. Simmons
------------------------------------              Subscribed and sworn to
Harris H. Simmons                                 before me this 13th day of
Chairman, President and                           August 2002.
Chief Executive Officer
August 13, 2002
                                                  /s/Jennifer R. Jolley
                                                  ------------------------------
                                                  Notary Public
[Notary Seal]
                                                  My Commission Expires: 6/15/05